UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2008

FORCE PROTECTION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                On February 25, 2008, Force Protection, Inc. (the “Registrant”) and DRS Sustainment Systems, Inc. a business unit of DRS Technologies, Inc. (“DRS Sustainment Systems”) entered into an exclusive Teaming Agreement (the “Teaming Agreement”).  The purpose of the Teaming Agreement is to respond to a solicitation for the Joint Light Tactical Vehicle issued by the U.S. Army TACOM Life Cycle Management Command and to perform any resulting contracts (any such contracts, a “JLTV Contract”).  The Teaming Agreement does not create or otherwise form a joint venture, partnership or formal business entity between the parties.

                If the parties to the Teaming Agreement are awarded a JLTV Contract, DRS Sustainment Systems will serve as prime contractor for the team, providing overall program management and system integration and the design, development and production of military trailers. The Registrant will design and produce the Joint Light Tactical Vehicle base vehicle, including the supplemental armor package, modeled on the design of its Cheetah vehicle.  Each party retains the right to deal with vendors, consultants and other third parties regarding its scope of work.

                The Registrant and DRS Sustainment Systems have agreed that any JLTV Contract awarded shall contain appropriate nonexclusive, royalty-free cross licenses between the parties to allow the parties to perform its obligations under the JLTV Contract.  However, each party shall retain all right, title and interest in its existing Intellectual Property and any derivatives thereto developed during the performance of the Teaming Agreement.

                The Teaming Agreement shall be terminated upon any of the following events:  the announcement that a JLTV contract will not be awarded;  two years after the effective date of the Teaming Agreement if any award is not made;  mutual consent of the parties; written notification by DRS Sustainment Systems that it has made the good faith decision not to submit a proposal for a JLTV contract; notice that DRS Sustainment Systems is outside of the competitive range for the JLTV Contract; if either party is suspended, debarred, has an applicable security clearance revoked, files for bankruptcy, becomes insolvent, is alleged to violate any laws relating to procurement or experiences impairment in capacity to perform the contract; or there is a material breach or default under the Teaming Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: February 29, 2008

/s/ Michael Moody
(Signature)
Name: Michael Moody
Title: President and Interim Chief Executive Officer